TOUCHSTONE SANDS CAPITAL SELECT GROWTH FUND                   SUMMARY PROSPECTUS
CLASS Y TICKER: CFSIX    CLASS Z TICKER: PTSGX                JANUARY 28, 2010

Before you invest, you may want to review the fund's Prospectus, which contains information about the fund and its risks. The fund's Prospectus and Statement of Additional Information, both dated January 28, 2010, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the fund's Prospectus and other information about the fund, go to www.TouchstoneInvestments.com/home/formslit/, call 1.800.543.0407, or ask any financial advisor, bank, or broker-dealer who offers shares of the fund.

THE FUND'S INVESTMENT GOAL

The Touchstone Sands Capital Select Growth Fund seeks long-term capital appreciation.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                                            Class Y           Class Z
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Wire Redemption Fee                                                                           None           Up to $15
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ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
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Management Fees(1)                                                                            0.73%           0.73%
Distribution and/or Service (12b-1) Fees                                                      None            None
Other Expenses(2)                                                                             0.32%           0.34%
         Shareholder Service Fees                                                             0.00%           0.25%
Total Annual Fund Operating Expenses                                                          1.05%           1.32%
Fee Waiver and/or Expense Reimbursement                                                       0.07%           0.09%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement            0.98%           1.23%
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(1) The advisory fee is subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Russell 1000 Growth Index (the "Benchmark Index"), and this fee may range from 0.70% to 1 .00% depending on the Fund's performance. See "The Funds' Management" section of the Fund's prospectus for additional information.

(2) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit other expenses to 0.25% for Class Y shares and Class Z shares. This expense limitation will remain in effect until at least January 27, 2011 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                  Class Y           Class Z
1 Year                                             $100               $125
3 Years                                            $327               $409
5 Years                                            $573               $715
10 Years                                           $1,276             $1,582
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PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 50% of the average value of its portfolio.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Sands Capital Select Growth Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies that the sub-advisor, Sands Capital Management, LLC ("Sands Capital"), believes have above-average potential for revenue or earnings growth. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders. The Fund emphasizes investments in large capitalization growth companies. The weighted average market capitalization of these companies is generally in excess of $25 billion, and the Fund generally does not invest in companies that have a market capitalization of less than $2 billion. The Fund will typically own between 25 and 30 stocks, which is a smaller number of stocks than diversified funds generally own.

The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company. Sands Capital generally seeks to invest in stocks with sustainable above average earnings growth, and with capital appreciation potential. In addition, Sands Capital looks for companies that have a significant competitive advantage, a leadership position or proprietary niche, a clear mission in an understandable business, financial strength and that are valued rationally in relation to comparable companies, the market, and the business prospects for that particular company. Sands Capital generally considers selling a security when it no longer meets the investment criteria or when the issues causing such problems are not solvable within an acceptable time frame.

THE PRINCIPAL RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in value in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that its primary market segment, investments in growing companies that have market capitalizations in excess of $2 billion, may underperform other market segments or the equity markets as a whole. A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends. Companies that pay dividends often have lesser stock price declines during market downturns.

Under certain market conditions, the Fund may invest in small and medium capitalization companies. These companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than stocks of larger companies.

The Fund is non-diversified, which means that it may invest a greater percentage of its assets than other diversified mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of concentrated, growth stock investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year, 5 years and since inception compare with the Russell 1000 Growth Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

SANDS CAPITAL SELECT GROWTH FUND - CLASS Z TOTAL RETURN

[BAR CHART]

2001    -15.20%
2002    -28.13%
2003     36.99%
2004     19.00%
2005      9.63%
2006     -6.50%
2007     18.53%
2008    -49.08%
2009     70.58%

Best Quarter: 4th Quarter 2001 +28.63%   Worst Quarter: 4th Quarter 2008 -30.93%

For information on the prior history of the Fund, please see the section titled "The Trust" in the Fund's Statement of Additional Information.

After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class Z shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class Z after-tax returns. The Class Y shares inception date is August 27, 2004

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2009

                                                                                              Since Inception
                                                            1 Year             5 Years           (8-11-00)
SANDS CAPITAL SELECT GROWTH FUND
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CLASS Z RETURNS
Return Before Taxes                                          70.58%              1.08%            -2.34%
Return After Taxes on Distributions                          70.58%              1.08%            -2.35%
Return After Taxes on Distributions and
    Sale of Fund Shares                                      45.87%              0.92%            -1.96%
CLASS Y RETURN                                               70.74%              1.33%            -2.20%
RUSSELL 1000 GROWTH INDEX                                    37.21%              1.63%            -4.30%
(reflects no deductions for fees, expenses or taxes)
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INVESTMENT ADVISOR                          INVESTMENT SUB-ADVISOR

Touchstone Advisors, Inc.                   Sands Capital Management, LLC

PORTFOLIO MANAGER(S)

Frank M. Sands, Jr., CFA
Chief Investment Officer and Chief Executive Officer
Managing the Fund since 2000

BUYING AND SELLING FUND SHARES

Minimum Investment Requirements
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                                                                    CLASS Z                                  CLASS Y
                                                           Initial           Additional              Initial          Additional
                                                          Investmen          Investment             Investment        Investment
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Regular Account                                           $     2,500       $         50           $      2,500       None
Retirement Account or Custodial Account under
      the Uniform Gifts/Transfers to Minors Act           $     1,000       $         50           None               None
Investments through the Automatic Investment Plan         $       100       $         50           None               None
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You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class Y shares are available only through your financial institution. Class Z shares are available only through a financial intermediary or financial institutions such as retirement plans, fee based platforms and brokerage accounts. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.